UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Correction of Failure to Maintain the Required Majority Board Independence under Nasdaq Rules

SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") has listed its shares of Common Stock (the "SGRP Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP".

On July 25, 2019, following the May retirement of Jack Partridge, SGRP received a notification letter from Nasdaq stating that SGRP was no longer in compliance with the Nasdaq's Rule 5605(b) (the "Board Independence Rule") and Nasdaq Rule 5605(c) (the "Audit Committee Composition Rule") and that SGRP had until May 15, 2020 to correct those deficiencies.  See SGRP's Current Report on Form 8-K as filed with the SEC on July 31, 2019.

On September 2, 2019, the Board of Directors of the Corporation (the "Board") appointed Arthur H. Baer to the Board to fill the vacancy created by the retirement of Jack Partridge and appointed Mr. Baer to the Board's Audit, Compensation and Governance Committees and Special Subcommittee, all on the recommendation of its Governance Committee.  On September 3, 2019, Mr. Baer agreed to become a director on SGRP's Board.

SGRP's Governance Committee has determined that Mr. Baer will be an independent director as he (among other things) satisfies the applicable requirements under Nasdaq rules, including under Rule 5605(a), SEC rules, and SGRP's governance documents and policies.

As a result of Mr. Baer's appointment, SGRP now has 4 independent directors out of 7, and thus the Board now has a majority of independent directors.  In addition to Mr. Baer, the independent directors are Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), Mr. R. Eric McCarthey (Chairman of the Audit Committee), and Jeffrey A. Mayer (Chairman of the Compensation Committee since August).  However, as noted in previous SEC filings Mr. Mayer is excluded from voting on certain related party matters.

For more details respecting Mr. Baer's appointment, see SGRP's Current Report on Form 8-K as filed with the SEC on September 6, 2019.

On September 10, 2019, Nasdaq sent SGRP a letter (the "Compliance Letter"), based on that 8-K, stating in part:

"Based on the information regarding the appointment of Arthur H. Baer to the Company's Board of Directors and audit committee, effective September 3, 2019, Staff has determined that the Company complies with the Rules, and this matter is now closed.

Upcoming Special Stockholders' Meeting to Consider Removal of Two Independent Directors

Pursuant to the Written Request of Stockholders of SPAR Group, Inc. to Call a Special Meeting from Robert G. Brown and related parties (the "Brown Parties") physically delivered to SGRP on August 20, 2019 (the "Brown Group Special Meeting Request"), SGRP will be holding a special meeting in November 2019 to consider the removal of two independent directors, Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), and Mr. R. Eric McCarthey (Chairman of the Audit Committee).  The Brown Parties together own more than 30% of SGRP's common stock ("SGRP Shares"), which is more than the 25% required to request such a special meeting but not enough to affect that removal.  In addition to being a significant stockholder of SGRP, Mr. Brown was Chairman and an officer and director of SGRP through May 3, 2018 (when he retired).  Removal of Mr. Drogue and Mr. McCarthey is far from certain as more than 50% (or 10,423,730.5) of the SGRP Shares must be present at such 2019 special meeting (in person or by proxy) and vote in favor of removal to remove such a director.  If they are both removed, only 2 out of the then 5 Board directors will be independent, which is less than the required majority under the Board Independence Rule.

On August 20, 2019, the Brown Parties also physically delivered to SGRP Written Consents of Stockholders seeking to appoint Panos Lazaretos as a director, and increase the Board size if necessary (the "Lazaretos Written Consents"). The Governance Committee has determined that Mr. Lazaretos is not independent.  SGRP did not participate in and does not support the Brown Group Special Meeting Request and the Brown Group Written Consents. No additional Lazaretos Written Consents have been received to date, but they will remain open by their terms until October 20, 2019. If Mr. Lazaretos is added to the Board (and no one is removed), only 4 out of the then 8 Board directors will be independent, which is less than the required majority under the Board Independence Rule.

For details respecting that request and relevant background, please see SGRP's Current Report on Form 8-K as filed with the SEC on August 23, 2019, and the attached Brown Group Special Meeting Request.

New Request for a Special Stockholders' Meeting to Consider Removal of Two Independent Directors, to appoint a Non-Independent Director, and to Amend the By-Laws to Redefine Director Independence.

On September 13, 2019, SGRP received physical delivery of the Written Request of Stockholders of SPAR Group, Inc. to Call a Special Meeting from the Brown Parties (the "Brown Group Second Meeting Request") for the following purposes:

●

To consider the removal of two independent directors, Mr. Arthur B. Drogue (Chairman of the Board and Chairman of the Governance Committee), and Mr. R. Eric McCarthey (Chairman of the Audit Committee).

●	To consider the appointment of Panos Lazaretos as a director, who the Governance Committee has determined is not independent, and to increase the Board size if necessary.
●

To consider amending SGRP's By-Laws to shorten the time given to the Governance Committee and Board to exclusively fill director vacancies from 90 days (as agreed with Mr. Brown as part of the Settlement in January 2019) to 30 days.

●	To consider amending SGRP's By-Laws to redefine an Independent Director potentially without regard to all applicable law (although SGRP of course would insist on complying with all law).

The Brown Parties together own more than 30% of the SGRP Shares, which is more than the 25% required to request such a special meeting but not enough to affect that removal or increase the SGRP Board size or otherwise amend the SGRP By-Laws.

Removal of Mr. Drogue and Mr. McCarthey and amending SGRP's By-Laws is far from certain as more than 50% (or 10,423,730.5) of the SGRP Shares must be present at such 2019 special meeting (in person or by proxy) and vote in favor of removal to remove such a director or to amend SGRP's By-Laws. Election of Mr. Lazaretos would only require a majority of "yes" over "no" votes cast (but still requires the same 50% quorum). If both of those independent directors are removed, and Mr. Lazaretos is elected, only 2 out of the then 6 Board directors will be independent, which is less than the majority required by Nasdaq. SGRP did not participate in and does not support the Brown Group Second Meeting Request.

The Brown Parties filed an amended Schedule 13D/A as a group on September 13, 2019, with the SEC announcing their joint efforts in facilitating the Brown Group Second Meeting Request.

SGRP is evaluating the Brown Group Second Meeting Request and its legal and other alternatives, and will file an additional Current Report when circumstances warrant.

The descriptions of the Brown Group Second Meeting Request is qualified in its entirety by reference to the Written Request of Stockholders of SPAR Group, Inc., to Call a Special Meeting, dated September 11, 2019, from the Brown Parties, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The Brown Parties' 13D/A is referenced for informational purposes only and is not incorporated herein.

Future Compliance with Nasdaq's Board Independence and Other Rules

There can be no assurance that SGRP will be able to comply in the future with Nasdaq's Board Independence Rule (requiring that independent directors be a majority of the SGRP Board of Directors and the only members of its Audit, Compensation and Governance Committees), Nasdaq's Bid Price Rule (requiring a minimum bid price of $1.00/share), or other Nasdaq continued listing requirements. See Note 8 to the Company's Consolidated Financial Statements - Commitments and Contingencies -- Risks of a Nasdaq Delisting and Penny Stock Trading in SGRP's Quarterly Report on Form 10-Q as filed with the SEC on August 14, 2019.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K filed with the SEC on April 15, 2019, for its fiscal year ended December 31, 2018, as amended by the Form 10-K/A filed by SGRP on April 24, 2019 (together, the "Annual Report"), in SGRP's definitive Proxy Statement and the supplemental materials respecting its Annual Meeting of Stockholders held on May 15, 2019 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 29 and May 3, 2019, respectively, and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the potential negative effects of any further loss of Board independence or other change in Board composition, any related party payments or settlements that may be authorized by a reconstituted Board, any other settlement with the related parties or their companies, the Company's inability to comply with Nasdaq's Board Independence Rule in the future, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits:

99.1.

Written Request of Stockholders of SPAR Group, Inc., to Call a Special Meeting from Mr. Robert G. Brown, and SP/R, Inc. Defined Benefit Pension Trust, dated September 11, 2019, and physically received by SGRP on September 13, 2019, as filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: September 16, 2019
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer